Consolidated Statement of Profit or Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Consolidated Statement of Profit or Loss
Revenue from settlement and license agreement			$ 1,250,000
Cost of the Aditech Pharma AG agreement			(25,000)
Research and development costs	$ (1,049)	$ (2,748)	(20,496)
General and administrative costs	(4,234)	(9,535)	(17,107)
Operating (loss) income	(5,283)	(12,283)	1,187,397
Exchange rate gain (loss), net	759	2,713	(241)
Interest income from available-for-sale financial assets			227
Other finance income (expense)	303	644	(2,895)
(Loss) income before tax	(4,221)	(8,926)	1,184,488
Income tax benefit (expense)		204	(267,395)
Net (loss) income for the year	(4,221)	(8,722)	917,093
Net (loss) income for the year attributable to:
Equity holders of the Parent	$ (4,221)	$ (8,722)	$ 917,093
Per share amounts:
Net (loss) income per share basic	$ (0.04)	$ (0.09)	$ 2.41
Net (loss) income per share diluted	$ (0.04)	$ (0.09)	$ 2.30